                                                                   EXHIBIT 99.3

                          AMENDMENT TO RIGHTS AGREEMENT


               THIS AMENDMENT (the "Amendment"), dated as of May 18, 1998, is between ATL PRODUCTS, INC., a Delaware corporation (the "Company"), and BANKBOSTON, N.A., as Rights Agent (the "Rights Agent").

                                    RECITALS

               A. The Company and the Rights Agent are parties to a Rights Agreement dated as of March 11, 1998, as amended (the "Rights Agreement").

               B. Quick, a Delaware corporation ("[Quick]"), and the Company have entered into an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which a wholly owned subsidiary of Quick will be merged with and into the Company, with the Company as the surviving corporation (the "Merger"). The Board of Directors of the Company has approved the Merger Agreement, dated as of May 18, 1998, and the Merger.

               C. Pursuant to Section 27 of the Rights Agreement, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable to reflect the foregoing and certain other matters and the Company and the Rights Agent desire to evidence such amendment in writing.

               Accordingly, the parties agree as follows:

               1. Amendment to definition of "Acquiring Person" set forth in
Section 1. The definition of "Acquiring Person" set forth in Section 1 of the Rights Agreement is amended to add the following subsection (iii) to the end thereof:

               "(iii) Notwithstanding anything in this Rights Agreement to the contrary (A) neither Quick Corporation, a Delaware corporation ("Quick"), nor Eagle Acquisition Corp., a Delaware corporation ("Merger Sub"), nor any affiliates of Quick or Merger Sub shall be deemed to be an Acquiring Person by virtue of the Agreement and Plan of Reorganization, entered into as of May 18, 1998, between the Company, Quick and Merger Sub, as it may be amended or supplemented from time to time (the "Merger Agreement"), or by virtue of any of the transactions contemplated by the Merger Agreement; and (B) no Person Beneficially Owning 15% or more of the outstanding shares of Common Stock on the date of the original adoption of the Rights Agreement shall be deemed an Acquiring Person by virtue of his being the Beneficial Owner of 15% or more of the outstanding shares of Common Stock, whether or not a 15% holder as of such date."

               2. Amendment to definition of "Triggering Event" set forth in
Section 1. The definition of "Triggering Event" set forth in Section 1 of the Rights Agreement is amended to add the following sentence to the end thereof:

               "Notwithstanding anything in this Rights Agreement to the contrary, a Triggering Event shall not be deemed to have occurred by virtue of the Merger Agreement or by virtue of any of the transactions contemplated thereby."

               3. Amendment of Section 3(a). The first sentence of Section 3(a) of the Rights Agreement is amended to read in its entirety as follows:

               "Until the earlier of (i) the Close of Business on the tenth day after the Shares Acquisition Date and (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Company's Board of Directors upon approval by a majority of the Continuing Directors prior to such time as any Person becomes an Acquiring Person and of which the Company will give the Rights Agent prompt written notice) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act Regulations or any successor rule or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan) to commence a tender or exchange offer, if upon consummation thereof such Person would be the Beneficial Owner of 15% or more of the shares of Company Common Stock then outstanding (the earlier of (i) and (ii) above being the "Distribution Date")), provided, however, that notwithstanding anything in this Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred by virtue of the Merger Agreement or by virtue of any of the transactions contemplated by the Merger Agreement), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for shares of Common Stock registered in the names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and not by separate Rights Certificates, and (y) the right to receive Rights Certificates will be transferable only in connection with the transfer of shares of Common Stock.

               4. Amendment of Section 7(a). Section 7(a) of the Rights Agreement is amended and restated to read in its entirety as follows:

               "(a) Except as provided in Sections 23(c) and 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each Unit of Preferred Stock as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on the tenth anniversary hereof (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in
               Section 24 hereof, and (iv) immediately prior to the effective time of the merger of the Merger Sub with and into Company as contemplated by and in accordance with the terms of the Merger Agreement (the earlier of (i), (ii), (iii) and (iv) being the "Expiration Date")."

               5. Effectiveness. This Amendment shall be deemed effective as of May 11, 1998, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

               6. Miscellaneous. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               EXECUTED as of the date first set forth above.


                                           ATL PRODUCTS. INC.,
                                           a Delaware corporation



                                           -----------------------------------
                                           Name:
                                           Title:


                                           BANKBOSTON, N.A.
                                           as Rights Agent



                                           -----------------------------------
                                           Name:
                                           Title: